UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  April 3, 2013 (March 28, 2013)

CAPSTONE TURBINE CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-15957	95-4180883
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

21211 Nordhoff Street,
Chatsworth, California	91311
(Address of principal executive offices)	(Zip Code)

(818) 734-5300

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On March 28, 2013, Capstone Turbine Corporation (the “Company”) and Prologis, L.P., formerly known as AMB Property, L.P., entered into a third amendment (the “Amendment”) to the Lease Agreement dated September 25, 2000, for leased premises used by the Company for engineering testing and manufacturing located at 16640 Stagg Street, Van Nuys, California.  The Amendment extends the term of the Lease Agreement from December 31, 2012 to December 31, 2017.  The Amendment also adjusts the monthly base rent payable by the Company under the Lease Agreement to the following: $60,371.34 per month from January 1, 2013 through June 30, 2015 and $64,899.19 per month from July 1, 2015 through December 31, 2017.

A complete copy of the Amendment is filed as Exhibit 10 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit 10                                        Third Amendment to Lease, dated as of March 28, 2013, between Capstone Turbine Corporation and Prologis, L.P., formerly known as AMB Property, L.P.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAPSTONE TURBINE CORPORATION

Date: April 3, 2013	By:	/s/ Edward I. Reich
Edward I. Reich
Executive Vice President and Chief Financial Officer

Exhibit Index

Exhibit	Description

10	Third Amendment to Lease, dated as of March 28, 2013, between Capstone Turbine Corporation and Prologis, L.P., formerly known as AMB Property, L.P.